UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

           Date of Report (Ddate of earliest reported): January 18, 2002
                                                        ______________


                                 Sense Technologies Inc.
              ____________________________________________________
             (Exact name of registrant as specified in its charter)


   B.C. Canada                           82-2978              90010141
____________________________           ____________         ________________
(State or other jurisdiction           (Commission          (IRS Employer
   of incorporation)                   File Number)         Identification No.)

14441 DuPont Court, Suite 103  Omaha, Nebraska                   68144
______________________________________________                 ____________
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code  (402) 697-3900
                                                    _______________


                                     None
         _____________________________________________________________
         (Former name or former address, if changed since last report)

Item 5.  Other Events and Regulation FD Disclosure.

         On Dec. 19, 2001, Sense appointed Ambassador Mark Erwin to its Board of Directors.

         Ambassador Erwin is a real estate investor and former United States ambassador. Ambassador Erwin is the president of Erwin Capital, Inc., an investment company located in Charlotte, North Carolina. Ambassador Erwin has over 30 years of experience in capital formation, investment and business strategy. In addition, Ambassador Erwin was appointed by the Clinton administration in 1999 to serve as the U.S. ambassador to the Republic of Mauritius, Republic of Seychelles and the Federal Islamic Republic of the Comoros. Prior to his ambassadorship, Ambassador Erwin served as a director of the Overseas Private Investment Corporation with an annual budget of over $20 billion.

         On Jan. 7, 2002, Sense appointed Mr. J.R. (Rick) Hendrick III to its Board of Directors.

         Mr. Hendrick is a major National automobile dealer and NASCAR team owner. Mr. Hendrick is the founder of Hendrick Automotive Group, one of the world's largest chains of auto dealerships with annual revenues of $2.3 billion. Mr. Hendrick has over 25 years of automotive industry expertise. Mr. Hendrick is also founder and chief executive officer of Hendrick Motorsports (HMS), a multi-car NASCAR racing organization.

         HMS fields four NASCAR Winston Cup teams, including the reining National Champion driver Jeff Gordon, as well as Terry Labonte and Jerry Nadeau, among others. In addition, Mr. Hendrick is a founder of the Hendrick Marrow Program and holds a seat on the Board of Directors for the national charity, The Marrow Foundation.

         On December 14, 2001, Sense received its Certificate of Continuance from British Columbia into Yukon as set out in the Articles of Continuance, under section 190 of the Business Corporations Act. The change in jurisdiction was to facilitate the increase in the number of U.S. Directors.

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Sense Technologies Inc.
                                                 ________________________
                                                     (Registrant)


                                              /s/Mark Johnson
                                                 Mark Johnson/President
                                                 ________________________
                                                     (Signature)*

Date 	January 18, 2002

*Print name and title of the signing officer under his signature.

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